Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of MCA Holdings Corporation for the year ended December 31, 2008, I, Wai Leung Cheng, Chief Executive Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

such Annual Report on Form 10-K for the year ended December 31, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in such Annual Report on Form 10-K for the year ended December 31, 2008, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2009	/s/ Wai Leung Cheng
Wai Leung Cheng
Chief Executive Officer

Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of MCA Holdings Corporation for the year ended December 31, 2008, I, Michael Yu-Lung Wong, Chief Financial Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

such Annual Report on Form 10-K for the year ended December 31, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in such Annual Report on Form 10-K for the year ended December 31, 2008, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2009	/s/ Michael Yu-Lung Wong
Michael Yu-Lung Wong
Chief Financial Officer